EXHIBIT 10.2


                                FOURTH AMENDMENT
                                       TO

                                CREDIT AGREEMENT
                                   (TERM LOAN)

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (Term Loan) ("AMENDMENT AGREEMENT") is made May 22, 2002, to be effective as of the Effective Date, by and among Cenex Harvest States Cooperatives, a Minnesota cooperative corporation ("BORROWER"), CoBank, ACB ("COBANK") as Lead Arranger, and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity "ADMINISTRATIVE AGENT"), and the Syndication Parties signatory hereto, including CoBank in such capacity (each a "SYNDICATION PARTY" and collectively, the "SYNDICATION PARTIES").

                                    RECITALS

         A. Borrower, CoBank, St. Paul Bank for Cooperatives ("ST. PAUL BANK"), and the Syndication Parties entered into a Credit Agreement (Term Loan) (as amended, the "CREDIT AGREEMENT") dated as of June 1, 1998.

         B. The Credit Agreement was amended by the First Amendment to Credit Agreement (Term Loan) effective as of May 31, 1999 ("FIRST AMENDMENT") and by the Second Amendment to Credit Agreement (Term Loan) effective as of May 23, 2000 ("SECOND AMENDMENT") , and by the Third Amendment to Credit Agreement (Revolving Loan) dated as of May 23, 2001 ("THIRD AMENDMENT").

         C. CoBank is the successor by merger to the interests and obligations of St. Paul Bank under the Credit Agreement.

         D. The parties hereto desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.

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2. AMENDMENTS TO CREDIT AGREEMENT. The parties hereto agree that the Credit
Agreement shall be amended as follows as of the Effective Date:

         2.1 Sections 1.26, 1.27, and 1.28 are amended in their entirety to read as follows:

         1.26 CONSOLIDATED CURRENT ASSETS: the total current assets of Borrower and its Consolidated Subsidiaries as measured in accordance with GAAP.

         1.27 CONSOLIDATED CURRENT LIABILITIES: the total current liabilities of Borrower and its Consolidated Subsidiaries as measured in accordance with GAAP.

         1.28 CONSOLIDATED FUNDED DEBT: all indebtedness for borrowed money of the Borrower and its Consolidated Subsidiaries, in each case maturing by its terms more than one year after, or which is renewable or extendible for a period ending one year or more after, the date of determination, and shall include Debt of such maturity created or assumed by the Borrower or any Consolidated Subsidiary either directly or indirectly, including obligations of such maturity secured by liens upon property of the Borrower or its Consolidated Subsidiaries and upon which such entity customarily pays the interest, and all rental payments under capitalized leases of such maturity.

         2.2 Section 10.6 is amended in its entirety to read as follows:

         10.6 LOANS. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) lend or advance money, credit, or property to any Person, except for (a) loans to Restricted Subsidiaries; (b) trade credit extended in the ordinary course of business; (c) loans made by Borrower to its members on open account maintained by such members with Borrower or made by Borrower to its members pursuant to its Affiliate Financing CoBank Participation Program; provided that (i) the aggregate principal amount of all such loans outstanding at any time shall not exceed $200,000,000.00, and (ii) the aggregate outstanding principal amount of all such loans retained by Borrower shall not exceed $50,000,000.00; (d) loans made by Fin-Ag, Inc. to agricultural producers, provided that (i) the aggregate outstanding principal amount of all such loans at any time shall not exceed $125,000,000.00, (ii) at all times prior to December 1, 2001, the aggregate outstanding principal amount of all such loans retained by Fin-Ag, Inc. shall not exceed $38,000,000.00, and (iii) at all times on and after December 1, 2001, the aggregate outstanding principal amount of all such loans retained by Fin-Ag, Inc. shall not exceed $25,000,000.00.

         2.3 Section 10.7 is amended in its entirety to read as follows:

         10.7 MERGER; ACQUISITIONS; BUSINESS FORM; ETC. Borrower shall not merge (nor shall it permit any of its Restricted Subsidiaries to) or consolidate with any entity, or acquire all or substantially all of the assets of any person or entity, or form or create any new subsidiary (other than a Restricted Subsidiary formed by Borrower) or affiliate, change its business form from a cooperative corporation, or commence operations under any other name, organization, or entity, including any joint venture; provided, however,


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


         (a) The foregoing shall not prevent any acquisition, consolidation, or merger if after giving effect thereto:

                  (i) The book value of Borrower and its subsidiaries does not increase due to all such mergers, consolidations or acquisitions by an aggregate amount in excess of $50,000,000 in any fiscal year of Borrower;

                  (ii) Borrower is the surviving entity; and

                  (iii) No Event of Default or Potential Default shall have occurred and be continuing.

         (b) The foregoing shall not prevent Borrower from forming or creating any new subsidiary or affiliate provided:

                  (i) The Investment in such subsidiary or affiliate does not violate any provision of Section 10.8 hereof; and

                  (ii) Such subsidiary or affiliate shall not acquire all or substantially all of the assets of any Person except through an acquisition, consolidation, or merger satisfying the requirements of clause (a) of this Section.

         2.4 Clause (j) of Section 10.8 (and only that clause), is amended in its entirety to read as follows:

                  (j) Investments, in addition to those permitted by clauses (a) through (i) above, in an aggregate amount not exceeding $140,000,000.00.

3. BORROWER'S REPRESENTATIONS. Borrower hereby represents and warrants that, after giving effect to this Amendment Agreement and the transactions contemplated hereby, no Potential Default or Event of Default has occurred and is continuing under the Credit Agreement or other Loan Documents.

4. EFFECTIVE DATE. This Amendment Agreement shall become effective on May 22, 2002 ("EFFECTIVE DATE"), so long as on or before that date the Administrative Agent receives (a) an original copy of this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto, (b) a copy of a resolution of Borrower's board of directors, certified to by Borrower's corporate secretary, which authorizes execution of this Amendment Agreement; (c) an opinion of Borrower's counsel in all respects acceptable to the Administrative Agent; and (d) payment by wire transfer of each of the costs, expenses described in Section 6 hereof. Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all appropriate documentation in connection herewith.


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5. COSTS; EXPENSES AND TAXES. Borrower agrees to reimburse the Administrative
Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.

6. GENERAL PROVISIONS.

         6.1 The Credit Agreement, except as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

         6.2 Borrower agrees to execute such additional documents as the Administrative Agent may require to carry out or evidence the purposes of this Amendment Agreement.

         6.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified hereby, and each other Loan Document are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the "Credit Agreement" shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement.

7. GOVERNING LAW. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and by different parties to this Amendment Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Telefax copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by telefax, shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.

                    [EXECUTION PAGES BEGIN ON THE NEXT PAGE].


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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to Credit Agreement (Term Loan) to be executed by their duly authorized officers as of the Effective Date.

                                   BORROWER:

                                   CENEX HARVEST STATES COOPERATIVES, a
                                   cooperative corporation formed under the laws of the State of Minnesota


                                   By:
                                       --------------------------------------
                                   Name: John Schmitz
                                   Title: Chief Financial Officer

                                   ADMINISTRATIVE AGENT:

                                   COBANK, ACB


                                   By:
                                       --------------------------------------
                                   Name:
                                   Title: Vice President

                                   SYNDICATION PARTY:

                                   COBANK, ACB


                                   By:
                                       --------------------------------------
                                   Name:
                                   Title: Vice President


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